UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2022

VOCERA COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35469	94-3354663
(Commission File Number)	(IRS Employer Identification No.)

525 Race Street, San Jose, CA	95126
(Address of principal executive offices)	(Zip Code)

(408) 882-5100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0003 par value	VCRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Merger Agreement

On January 6, 2022, Stryker Corporation, a Michigan corporation (“Parent” or “Stryker”), Voice Merger Sub Corp., a Delaware corporation and a direct or indirect wholly owned subsidiary of Parent (“Merger Sub”), and Vocera Communications, Inc., a Delaware corporation (the “Company” or “Vocera”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, subject to the terms and conditions of the Merger Agreement, Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the outstanding shares of the Company’s common stock, par value $0.0003 per share (the “Shares”), at a price per share equal to $79.25 (the “Offer Price”), net to the seller in cash, without interest, and subject to withholding taxes required by applicable law.

Consummation of the Offer is subject to various conditions set forth in the Merger Agreement, including (i) that the number of Shares validly tendered and not properly withdrawn is at least a majority of all Shares then outstanding; (ii) the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (iii) the absence of any judgment, order or injunction or other legal restraint or prohibition imposed by any governmental authority of competent jurisdiction preventing the consummation of the Offer or the Merger (as defined below); (iv) the accuracy of the Company’s representations and warranties contained in the Merger Agreement (except, in most cases, for inaccuracies that have not had or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect (as defined in the Merger Agreement)); (v) the Company’s performance in all material respects of its obligations under the Merger Agreement; (vi) the absence of a Company Material Adverse Effect and (vii) the other conditions set forth in Exhibit A to the Merger Agreement.

The Offer will remain open until one minute following 11:59 p.m., Eastern time at the end of the 20th business day following the commencement of the Offer, unless extended or terminated in accordance with the terms of the Merger Agreement or as required by applicable law. Following consummation of the Offer, Merger Sub will merge with and into the Company, with the Company surviving as a direct or indirect wholly owned subsidiary of Parent (the “Merger”). The Merger will be governed by Section 251(h) of the Delaware General Corporation Law (the “DGCL”) and shall be effected by Merger Sub and the Company without a stockholder vote pursuant to the DGCL as soon as practicable following the consummation of the Offer.

In the Merger, each outstanding Share (other than (i) Shares held in the treasury of the Company, (ii) Shares that were owned by Parent, Merger Sub or any subsidiary of Parent at the commencement of the Offer and are owned by Parent, Merger Sub or any subsidiary of Parent immediately prior to the effective time of the Merger (the “Effective Time”), (iii) Shares irrevocably accepted for purchase in the Offer and (iv) Shares as to which appraisal rights have been perfected in accordance with the DGCL) will be canceled and converted into the right to receive an amount in cash equal to the Offer Price, without interest (the “Merger Consideration”), less any applicable tax withholding. Immediately prior to the Effective Time, all unvested stock options (if any), unvested restricted stock units and unvested as-achieved performance stock units (as described below) will become fully vested and exercisable, if applicable, and at the Effective Time, each stock option, restricted stock unit and as-achieved performance stock unit will be canceled and converted into the right to receive an amount in cash equal to the Merger Consideration (or, in the case of stock options, the difference between the Merger Consideration and the applicable per share exercise price), without interest and less any applicable tax withholding. Immediately prior to the Effective Time, the achievement of any performance stock units that are unvested and outstanding for which the performance period has not been completed will be calculated pursuant to the terms of the applicable performance stock unit agreements, by using the Merger Consideration as the Company’s share price to measure the applicable total shareholder return-based metric, and any such achieved performance stock units will then become fully vested, canceled and converted into the right to receive an amount in cash equal to the Merger Consideration as described above. Immediately prior to the Effective Time, the Company’s Amended and Restated 2012 Employee Stock Purchase Plan (“Company ESPP”) will terminate and any in-progress ESPP offering period will be shortened and the applicable purchase date with respect to such offering period will occur on the day immediately preceding the date on which the Offer Closing Time (as defined in the Merger Agreement) occurs. All Shares purchased under the Company ESPP will be treated identically to other outstanding Shares, such that they will be canceled and converted into the right to receive the Merger Consideration.

The board of directors of the Company (the “Board”) has unanimously (i) determined that the Offer, the Merger, Merger Agreement and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the stockholders of the Company, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement and (iii) resolved, subject to the terms and conditions of the Merger Agreement, to recommend acceptance of the Offer by the stockholders of the Company.

The Merger Agreement contains customary representations and warranties by Parent, Merger Sub, and the Company. The Merger Agreement also contains customary covenants, including a covenant of the Company not to initiate, solicit or knowingly encourage any inquiries or submission of any alternative acquisition proposal, or to furnish information to, or participate in any discussions or negotiations with, any third party with respect to any such proposal, subject to customary exceptions for the Company to respond to unsolicited proposals to the extent the Board determines in good faith that an unsolicited proposal constitutes, or would reasonably be expected to result in, a Superior Company Proposal (as defined in the Merger Agreement) and the Company satisfies other requirements contained in the Merger Agreement.

The Merger Agreement contains customary termination provisions, including the right of the Company in certain circumstances and upon satisfaction of certain conditions to terminate the Merger Agreement and accept a Superior Company Proposal (as defined in the Merger Agreement). Upon the termination of the Merger Agreement under specified circumstances, including if the Company terminates the Merger Agreement to accept a Superior Company Proposal, the Company will be required to pay Parent a termination fee of $108.7 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Merger Sub, or Parent. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and are qualified by information in confidential disclosures provided by the parties thereto in connection with the signing of the Merger Agreement. These disclosures include information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between the Company, Merger Sub, and Parent, rather than establishing matters of fact and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations, warranties and covenants in the Merger Agreement may not constitute the actual state of facts about the Company, Merger Sub, or Parent and investors should not rely on such representations, warranties and covenants as actual facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties.

Additional Information and Where to Find It

The tender offer for the outstanding shares of common stock of Vocera referenced in this communication has not yet commenced. This communication is for informational purposes only, is not a recommendation and is neither an offer to purchase nor a solicitation of an offer to sell shares of common stock of Vocera or any other securities. At the time the tender offer is commenced, Stryker will file with the U.S. Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO, and Vocera will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9. VOCERA SHAREHOLDERS ARE URGED TO READ THE TENDER OFFER STATEMENT (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS), AND THE SOLICITATION/RECOMMENDATION STATEMENT WHEN SUCH DOCUMENTS BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE WITH RESPECT TO THE TENDER OFFER. Vocera stockholders and other investors can obtain the Tender Offer Statement, the Solicitation/Recommendation Statement and other filed documents for free at the SEC’s website at www.sec.gov. Copies of the documents filed with the SEC by Stryker will be available free of charge on Stryker’s website, www.stryker.com, or by contacting Stryker’s investor relations department at preston.wells@stryker.com. Copies of the documents filed with the SEC by Vocera will be available free of charge on Vocera’s website, investors.vocera.com, or by contacting Vocera’s investor relations department at sdooley@vocera.com. In addition, Vocera stockholders may obtain free copies of the tender offer materials by contacting the information agent for the tender offer that will be named in the Tender Offer Statement.

Cautionary Notice Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” relating to the acquisition of Vocera by Stryker. Such forward-looking statements include, but are not limited to, the ability of Vocera and Stryker to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer contemplated thereby and the other conditions set forth in the Merger Agreement, statements about the expected timetable for completing the transaction, Stryker’s and Vocera’s beliefs and expectations and statements about the benefits sought to be achieved in Stryker’s proposed acquisition of Vocera, the potential effects of the acquisition on both Stryker and Vocera, and the possibility of any termination of the Merger Agreement. In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should”, “predict”, “goal”, “strategy”, “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. These words are intended to identify forward-looking statements. Vocera has based these forward-looking statements on current expectations and projections about future events and trends that it believes may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Vocera, but there can be no guarantee that such expectations and projections will prove accurate in the future.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of Vocera’s stockholders will tender their shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Merger and the Offer contemplated thereby may not be satisfied or waived; the effects of disruption from the transactions contemplated by the Merger Agreement on Vocera’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; and the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability. Moreover, Vocera operates in very competitive and rapidly changing environment, and new risks emerge from time to time. Although Vocera believes that the expectations reflected in such forward-looking statements are reasonable, it cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval and whether the conditions to the closing of the proposed transaction are satisfied on the expected timetable or at all. Forward-looking statements are also subject to risks and uncertainties pertaining to the business of Vocera, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vocera’s Annual Report on Form 10-K for the year ended December 31, 2020, which is on file with the SEC and available on the SEC’s website at www.sec.gov. Additional factors may be set forth in those sections of Vocera’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which is on file with the SEC and available on the SEC’s website at www.sec.gov. In addition to the risks described above and in Vocera’s other filings with the SEC, other unknown or unpredictable factors could also affect Vocera’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information contained in this Form 8-K is provided only as of the date hereof, and no party undertakes any obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number

2.1	Agreement and Plan of Merger, dated as of January 6, 2022, by and among Stryker Corporation, Voice Merger Sub Corp., and Vocera Communications, Inc.*

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOCERA COMMUNICATIONS, INC.

January 6, 2022	By:	/s/ Brent D. Lang
Brent D. Lang
Chief Executive Officer